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                                                                    EXHIBIT 23.2



                         CONSENT OF INDEPENDENT AUDITORS


         We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated May 8, 2001, except as to Note 3, as to which the date is May 25, 2001, with respect to the consolidated financial statements of Daisytek International Corporation included in its Annual Report on Form 10-K for the year ended March 31, 2001, filed with the Securities and Exchange Commission.


                                       ERNST & YOUNG LLP






Dallas, Texas
November 5, 2001